Exhibit 21.1

SUNTRUST BANKS, INC.

ORGANIZATION CHART

December 31, 2005

SunTrust Banks, Inc.				Atlanta, GA

Direct Non Bank Subsidiaries

100%	AMA Holdings, Inc.			Palm Beach Gardens, FL

	90%	Asset Management Advisors Orlando, L.L.C.		Orlando, FL

	100%	Teton Trust Company		Jackson, WY

		100%	TTC & Co L.L.C.	Jackson, WY

	88.666%	Asset Management Advisors Atlanta, L.L.C.		Atlanta, GA

	100%	AMA/Lighthouse, Inc.		Palm Beach Gardens, FL

		80%	Lighthouse Partners, L.L.C.	Jupiter, FL

	76.37%	Asset Management Advisors, L.L.C.		Jupiter, FL

	100%	Abundance, L.L.C.		Jupiter, FL

	91.591%	Asset Management Advisors, Charlotte L.L.C.		Charlotte, NC

	95%	Asset Management Advisors – Eagle, L.L.C.		Greenwich, CT

	88%	Asset Management Advisors of Greater Washington, DC, L.L.C.		Chevy Chase, MD

100%	STI Investment Management (Collateral), Inc.			Newark, DE

	100%	STI Investment Management, Inc.		Newark, DE

100%	SunTrust Capital I			Atlanta, GA

100%	SunTrust Capital II			Atlanta, GA

100%	SunTrust Capital III			Atlanta, GA

100%	SunTrust Capital IV			Atlanta, GA

100%	SunTrust Capital V			Atlanta, GA

100%	SunTrust Capital VI			Atlanta, GA

100%	SunTrust Capital VII			Atlanta, GA

100%	SunTrust Capital VIII			Atlanta, GA

100%	SunTrust Capital IX			Atlanta, GA

100%	SunTrust Capital X			Atlanta, GA

100%	SunTrust Capital XI			Atlanta, GA

SUNTRUST BANKS, INC.

ORGANIZATION CHART

December 31, 2005

Direct Non Bank Subsidiaries (continued)

100%	SunTrust Delaware Trust Company		Wilmington, DE

100%	SunTrust Capital Markets, Inc.		Nashville, TN

100%	SunTrust Insurance Company		Chattanooga, TN

99.99%	SunTrust Plaza Associates, L.L.C.		Atlanta, GA

100%	Trusco Capital Management, Inc.		Atlanta, GA

	55%	Zevenbergen Capital Investments, L.L.C.	Seattle, WA

100%	SunTrust Equity Funding, L.L.C.		Atlanta, GA

100%	SunTrust 1031 Exchange Co.		Richmond, VA

49%	First Market Bank, FSB*		Richmond, VA

100%	USI Alliance Corp.		Memphis, TN

100%	First Mercantile Trust Company		Memphis, TN

100%	FMT Capital Management, Inc.		Memphis, TN

100%	TransPlatinum Service Corp.		Nashville, TN

	100%	FleetOne, L.L.C.	Nashville, TN

	100%	Prime Financial Services, Inc.	Dresden, TN

100%	Senior Housing Crime Prevention Foundation Investment Corporation		Memphis, TN

100%	National Commerce Capital Trust I		Memphis, TN

100%	National Commerce Capital Trust II		Memphis, TN

*	First Market Bank, FSB is the 100% owner of a service corporation, First Market Advisors, Inc. in Richmond, VA.

SUNTRUST BANKS, INC.

ORGANIZATION CHART

December 31, 2005

Lower Tier Bank Holding Company

100%	SunTrust Bank Holding Company							Orlando, FL

	100%	SunTrust Bank (see pages 3 – 5 for subsidiaries)						Atlanta, GA

		100%	Three Pillars Credit Corporation					Atlanta, GA

		100%	Premium Assignment Corporation					Tallahassee, FL

			100%	Premium Assignment Corporation, II				Tallahassee, FL

		100%	Kasalta Miramar, Inc.					Miami, FL

		100%	STB Capital, LLC					Newark, DE

		100%	STB Receivables (Central Florida), Inc.					Newark, DE

		100%	STB Management Corporation					Newark, DE

			100%	STB FNC Corporation				Newark, DE

				100%	STB STR Corporation			Newark, DE

		100%	STB Real Estate (Georgia), Inc.					Newark, DE

			100%	STB Real Estate Parent (Georgia), Inc.				Newark, DE

				100%	STB Real Estate Holdings (Georgia), Inc.			Newark, DE

					100%	STB Holdings (Georgia) TRS, Inc.		Newark, DE

					100%	STB Real Estate Holdings (Atlanta), Inc.		Newark, DE

					100%	STB Real Estate Holdings (Conforming - GA), Inc.		Newark, DE

						100%	STB Holdings (Conforming-GA) TRS, Inc.	Newark, DE

					100%	STB Real Estate Holdings (Non-Conforming – GA), Inc.		Newark, DE

		100%	STB Real Estate (Florida), Inc.					Newark, DE

			100%	STB Real Estate Parent (Florida), Inc.				Newark, DE

				100%	STB Real Estate Holdings (Florida), Inc.			Newark, DE

					100%	STB Holdings (Florida) TRS, Inc.		Newark, DE

					100%	STB Real Estate Holdings (Commercial – FL), Inc.		Newark, DE

						100%	STB Holdings (Commercial – FL) TRS, Inc.	Newark, DE

					100%	STB Real Estate Holdings (Conforming – FL), Inc.		Newark, DE

					100%	STB Real Estate Holdings (Non-Conforming - FL), Inc.		Newark, DE

		100%	SunTrust Community Development Corporation**					Atlanta, GA

			100%	Regency Constructors, Inc.				Raleigh, NC

			100%	Transom Development, Inc.				Raleigh, NC

			100%	CDC Manager, Inc.**				Atlanta, GA

				100%	98-02 CDC Manager, L.L.C.**			Atlanta, GA

				100%	2002 CDC Manager, L.L.C.**			Atlanta, GA

				100%	2003 CDC Manager, L.L.C.**			Atlanta, GA

				100%	2004 CDC Manager, L.L.C.**			Atlanta, GA

				100%	2005 CDC Manager, L.L.C.**			Atlanta, GA

**	See the supplemental list of legal entities.

SUNTRUST BANKS, INC.

ORGANIZATION CHART

December 31, 2005

100%	SunTrust Bank Holding Company (continued)

	100%	SunTrust Bank (continued)

		100%	SunTrust Community Development Corporation (continued)					Atlanta, GA

			100%	SunTrust Community Development Enterprises, L.L.C.				Atlanta, GA

		100%	SunTrust Insurance Services, Inc.					Madison, GA

		100%	SunTrust International Banking Company					Atlanta, GA

			100%	SunTrust Asia, Limited				Atlanta, GA

		100%	DC Properties, Inc.					Washington, DC

		100%	MD Properties, Inc.					Baltimore, MD

		100%	VA Properties, Inc.					Richmond, VA

		100%	Citizens Community Development Company					Baltimore, MD

		100%	CB Finance, Inc.					Newark, DE

			100%	STB Real Estate Parent (MA), Inc.				Newark, DE

				100%	SunTrust Real Estate Holdings (Mid-Atlantic), Inc.			Newark, DE

					100%	SunTrust TRS, Inc.		Newark, DE

					100%	SunTrust Real Estate Investment Corporation		Newark, DE

						100%	STREIC TRS, Inc.	Newark, DE

			100%	CM Finance, L.L.C.				Newark, DE

				100%	CBP Finance, L.L.C.			Newark, DE

		100%	SunTrust Leasing Corporation					Towson, MD

		100%	SunTrust Mortgage, Inc.					Richmond, VA

			100%	Cherokee Insurance Company				Burlington, VT

			100%	ValuTree Real Estate Services, L.L.C.				Richmond, VA

				100%	SunTrust Lender Management, L.L.C.			Richmond, VA

			100%	CMC Oreo, Inc.				Richmond, VA

			51%	Bosshardt Financial Services, L.L.C.				Gainesville, FL

			51%	CedarCrest Mortgage, L.L.C.				Sterling, VA

			51%	Central PA Mortgage, L.L.C.				Camp Hill, PA

			51%	Cool Mortgage, L.L.C.				Myrtle Beach, SC

			51%	Custom Builder Mortgage, L.L.C.				Maitland, FL

			51%	Eastern Virginia Funding, L.L.C.				Newport News, VA

			51%	Gold Service Mortgage, L.L.C.				Hilton Head Island, SC

			51%	Green Oak Mortgage, L.L.C.				Hoschton, GA

			51%	Harllon Home Mortgage, L.L.C.				Williamsburg, VA

			51%	Home Financial Group, L.L.C.				Brentwood, TN

			60%	Indy Preferred Mortgage, L.L.C.				Fishers, IN

			51%	New Horizon Mortgage, L.L.C.				Maitland, FL

SUNTRUST BANKS, INC.

ORGANIZATION CHART

December 31, 2005

100%	SunTrust Bank Holding Company (continued)

	100%	SunTrust Bank (continued)

		100%	SunTrust Mortgage, Inc. (continued)		Richmond, VA

			50.1%	OakCrest Mortgage, L.L.C.	Winchester, VA

			51%	Ole South Financial, L.L.C.	Murfreesboro, TN

			51%	Palladian Mortgage, L.L.C.	Valrico, FL

			51%	Parkside Mortgage, L.L.C.	Knoxville, TN

			51%	Partnership Mortgage, L.L.C.	Oldsmar, FL

			51%	Polk County Builders Mortgage, L.L.C.	Lakeland , FL

			51%	Sun Home Mortgage, L.L.C.	Port St. Lucie, FL

			51%	Sun Partners Mortgage, L.L.C.	Sarasota, FL

			51%	Turn Key Lending, L.L.C.	Tallahassee, FL

			51%	Universal Capital Mortgage, L.L.C.	Maitland, FL

			51%	Virginia First Mortgage Funding, L.L.C.	Glen Allen, VA

			51%	Windward Mortgage of Georgia, L.L.C.	Alpharetta, GA

		100%	SunTrust Procurement Services, L.L.C.		Baltimore, MD

		100%	SunTrust Education Financial Services Corporation		Richmond, VA

		99%	Crestar Securitization, L.L.C.		Richmond, VA

		100%	Crestar SP Corporation		Richmond, VA

		30%	Bulls Capital Partners, L.L.C.		Vienna, VA

		100%	Southland Associates, Inc.		Chapel Hill, NC

		100%	NBC Market South, Inc.		Memphis, TN

			100%	NBC Management Company, Inc.	Memphis, TN

		100%	NBC Investco, Inc.		Memphis, TN

			100%	CCBDE, Inc.	Wilmington, DE

		100%	National Commerce Bank Services, Inc.		Memphis, TN

			100%	Prime Performance, Inc.	Denver, CO

		100%	National Commerce Real Estate Holding Company		Newark, DE

			100%	Commerce Real Estate Holding Company	Wilmington, DE

		100%	BancMortgage Reinsurance, Ltd.		Turks & Caicos Islands

		100%	Baker Street Funding, L.L.C.		Atlanta, GA

		100%	Seix Structured Products, L.L.C.		Atlanta, GA

		100%	SunTrust Asset Funding, L.L.C.		Atlanta, GA

SUNTRUST BANKS, INC.

ORGANIZATION CHART

December 31, 2005

100%	SunTrust Bank Holding Company (continued)

	100%	CF Finance, L.L.C.	Newark, DE

	100%	Crestar Capital Trust I	Richmond, VA

	100%	SunTrust Investment Services, Inc.	Atlanta, GA

	100%	SunTrust Banks Trust Company (Cayman) LTD	Grand Cayman, Cayman Island, B.W.I.

	100%	SunTrust Personal Loans, Inc.	Atlanta, GA

	100%	Madison Insurance Company	Madison, GA

Supplemental List of SunTrust Community Development Legal Entities

December 31, 2005

100%	SunTrust Community Development Enterprises, L.L.C.	Atlanta	GA
100%	CDC Manager, Inc.	Atlanta	GA
100%	LH Partner, L.L.C.	Atlanta	GA
100%	Village of College Park GP, L.L.C.	Atlanta	GA
100%	CDC Azalea GP, L.L.C.	Atlanta	GA
100%	CDC Crossings GP, L.L.C.	Atlanta	GA
100%	CDC Bolling Park, GP, L.L.C.	Atlanta	GA
100%	Bolling Park, L.P.	Atlanta	GA
100%	CDC Olde Town GP, L.L.C.	Atlanta	GA
100%	CDC Pine Hills GP, L.L.C.	Atlanta	GA
100%	CDC Summerset Village, L.L.C.	Atlanta	GA
100%	98-02 CDC Manager, L.L.C.	Atlanta	GA
75%	Admiral Pointe Management, L.L.C.	Atlanta	GA
100%	Admiral Pointe, L.P.	Newport News	VA
25%	Live Oak Plantation Management, L.L.C.	Atlanta	GA
100%	Live Oak Plantation, L.P.	Savannah	GA
25%	Indigo Pointe Management, L.L.C.	Atlanta	GA
100%	Indigo Pointe, L.P.	Savannah	GA
75%	Mountain Crest Management, L.L.C.	Atlanta	GA
100%	Mountain Crest, L.P.	Stone Mountain	GA
75%	Wesley Club Management, L.L.C.	Atlanta	GA
100%	Wesley Club, L.P.	Decatur	GA
25%	Artcraft Afton Gardens, L.P.	Roanoke	VA
25%	Artcraft James Crossing, L.P.	Lynchburg	VA
100%	Arrington Place, L.P.	Columbia	SC
67%	Augusta Hills Apartments I, L.P.	Atlanta	GA
100%	Berkley Square, L.P.	Norfolk	VA
50%	Blackwell Community, L.P.	Richmond	VA
50%	Blackwell Community II, L.P.	Richmond	VA
50%	Blount Crossing Apartments, L.P.	Darien	GA
100%	Briarwood, L.P.	Tullahoma	TN
70%	Bridgewater Club Partners LTD	Spring Hill	FL
70%	Bryson Creek, L.P.	Bryson City	NC
85%	Caitlin Station, L.P.	Shelby	NC
90%	Canterbury Place, L.P.	Reidsville	NC
40%	Cedar Key, L.P.	Summerville	SC
100%	Cedar Wood, L.P. of NC	Columbia	SC
100%	Chatham Woods, L.P.	Elkin	NC
100%	CG Cary, L.P.	Cary	NC
100%	CH Greenville, L.P.	Greenville	SC
100%	Club Wildwood, L.P.	Wildwood	FL
76%	CN Portsmouth, L.P.	Portsmouth	VA
49%	College Hill Apartments, L.P.	West Point	GA
35%	Commons at Ironbridge, L.P. The	Chesterfield	VA
100%	Concord Chase, L.P.	Concord	NC
100%	Courtyard Commons, L.P.	Fuquay-Varina	NC
25%	ERA, L.P.	Columbus	GA
100%	Fern Hall, L.P.	Lexington	SC
80%	FMPH Valdosta, L.P.	Valdosta	GA
100%	FV Fredericksburg, L.P.	Fredericksburg	VA
50%	Garden Circle, L.P.	Sumter	SC
100%	Garden Lake Estates, L.P.	Wilmington	NC

Supplemental List of SunTrust Community Development Legal Entities

December 31, 2005

100%	Grove Park Apartments, L.P.	Paris	TN
100%	GS Richmond, L.P.	Richmond	VA
100%	Harbor Landing, L.P.	Bristol	VA
100%	Holland Trace, L.P.	Franklin	VA
100%	Hollybrook, L.P.	Edgefield	SC
33%	La Mirada Gardens LTD	Oneco	FL
100%	LP Wake Forest, L.P.	Wake Forest	NC
100%	Maple Glen Apartments, L.P.	Barnwell	SC
100%	May Rose Place Apartments, L.P.	Savannah	TN
100%	Meadowbrook Apartments, L.P.	Brownsville	TN
100%	Meadows at Milan Apartments, L.P.	Milan	TN
49%	Medical Arts Senior Apartments, L.P.	Newport News	VA
67%	Northeast Winston Ventures, L.P.	Winston-Salem	NC
40%	Pinecrest Manor Apartments, L.P.	Charlotte	NC
100%	Pine Wood Forest, L.P.	South Hill	VA
100%	PM Greenville, L.P.	Greenville	SC
100%	PW Alexandria, L.P.	Alexandria	VA
100%	QC Quantico, L.P.	Triangle	VA
100%	Ridgewood Senior Apartments, L.P.	Radford	VA
100%	Ridge View, L.P.	Martinsville	VA
100%	Ridgewood, L.P.	Radford	VA
100%	River Wynd, L.P.	Clarksville	VA
80%	Robins Park, L.P.	Robinsville	NC
49%	Sam’s Partners, L.P.	Ludowici	GA
49%	Shea Terrace Senior Apartments, L.P.	Portsmouth	VA
67%	Spring Haven Partnership, L.P.	Cave Spring	GA
100%	Sterling Trace, L.P.	Danville	VA
100%	Summer Place, L.P.	Wilson	NC
40%	Sycamore Run, L.P.	Lancaster	SC
100%	SH Manassas, L.P.	Manassas	VA
85%	ST Spartanburg, L.P.	Spartanburg	SC
70%	Stuart Pointe Partners LTD	Jensen Beach	FL
100%	Tinbridge Manor, L.P.	Lynchburg	VA
100%	YS Portsmouth, L.P.	Portsmouth	VA
100%	2002 CDC Manager, L.L.C.	Atlanta	GA
100%	Spring Grove, L.P.	Taylor	SC
100%	2003 CDC Manager, L.L.C.	Atlanta	GA
100%	Barrington Oaks, L.L.C.	Charlotte	NC
100%	Brentwood Crossing, L.L.C.	High Point	NC
100%	River Highland Apartments, L.L.C.	Columbia	TN
100%	Meadows of Lebanon Apartments, L.L.C.	Lebanon	TN
100%	Summerset Village, L.L.C.	Saint Augustine	FL
100%	Jack Allen Apartments, L.L.C.	Fitzgerald	GA
100%	CDC Special Limited Partner, L.L.C.	Atlanta	GA
100%	CDC Afton Garden, L.L.C.	Atlanta	GA
100%	CDC Ashwood Pointe, L.L.C.	Atlanta	GA
100%	CDC Autumn, L.L.C.	Atlanta	GA
100%	CDC Barrington Oaks, L.L.C.	Atlanta	GA
100%	CDC Belton Woods, L.L.C.	Atlanta	GA
100%	CDC Berkley Square, L.L.C.	Atlanta	GA
100%	CDC Blackwell Community, L.L.C.	Atlanta	GA
100%	CDC Blackwell II, L.L.C.	Atlanta	GA
100%	CDC Brentwood Crossing, L.L.C.	Atlanta	GA
100%	CDC Canterbury Place, L.L.C.	Atlanta	GA

Supplemental List of SunTrust Community Development Legal Entities

December 31, 2005

100%	CDC Cedar Bluffs, L.L.C.	Atlanta	GA
100%	CDC Cedar Creek, L.L.C.	Atlanta	GA
100%	CDC Cedar Forest, L.L.C.	Atlanta	GA
100%	CDC Cedar Wood, L.L.C.	Atlanta	GA
100%	CDC Charles Street Station II, L.L.C.	Atlanta	GA
100%	CDC Commons at Ironbridge, L.L.C.	Atlanta	GA
100%	CDC Country Gardens Estates, II, L.L.C.	Atlanta	GA
100%	CDC Crystal Chase, L.L.C.	Atlanta	GA
100%	CDC Friendly Heights, L.L.C.	Atlanta	GA
100%	CDC Garden Lake Estates, L.L.C.	Atlanta	GA
100%	CDC Grant Holdings, L.L.C.	Atlanta	GA
100%	CDC Gretna Village, L.L.C.	Atlanta	GA
100%	CDC Happ Brothers Lofts, L.L.C.	Atlanta	GA
100%	CDC Harbor Landing, L.L.C.	Atlanta	GA
100%	CDC James Crossing, L.L.C.	Atlanta	GA
100%	CDC Maple Glen, L.L.C.	Atlanta	GA
100%	CDC Pine Wood Forest, L.L.C.	Atlanta	GA
100%	CDC QC Quantico, L.L.C.	Atlanta	GA
100%	CDC Ridgewood Place, L.L.C.	Atlanta	GA
100%	CDC Ridgewood Place Senior, L.L.C.	Atlanta	GA
100%	CDC River Highlands, L.L.C.	Atlanta	GA
100%	CDC Rose Hill Partners, L.L.C.	Atlanta	GA
100%	CDC SH Manassas, L.L.C.	Atlanta	GA
100%	CDC Shea Terrace, L.L.C.	Atlanta	GA
100%	CDC Sterling Trace, L.L.C.	Atlanta	GA
100%	CDC Summer Place, L.L.C.	Atlanta	GA
100%	CDC Thomas Jefferson, L.L.C.	Atlanta	GA
100%	CDC Tinbridge Manor, L.L.C.	Atlanta	GA
100%	CDC TUP II, L.L.C.	Atlanta	GA
100%	CDC Walton Ridge, L.L.C.	Atlanta	GA
100%	Bolling Park Joint Venture	Atlanta	GA
100%	CDC Village of College Park, L.L.C.	Atlanta	GA
100%	CDC Lakemoor, L.L.C.	Atlanta	GA
100%	CDC Lakeside Gardens, L.L.C.	Atlanta	GA
100%	CDC Concord Chase, L.L.C.	Atlanta	GA
100%	CDC WDC I, L.L.C.	Atlanta	GA
100%	CDC Walnut Ridge, L.L.C.	Atlanta	GA
100%	CDC Cherokee Furniture Building, L.L.C.	Atlanta	GA
100%	CDC College Hill, L.L.C.	Atlanta	GA
100%	CDC Edgewood Seniors, L.L.C.	Atlanta	GA
100%	CDC Casa/Melvid, L.L.C.	Atlanta	GA
100%	CDC Big Bethel Village, L.L.C.	Atlanta	GA
100%	CDC Admiral Pointe, L.L.C.	Atlanta	GA
100%	CDC Chase View, L.L.C.	Atlanta	GA
100%	CDC River Wynd, L.L.C.	Atlanta	GA
100%	CDC Rolling Hills, L.L.C.	Atlanta	GA
100%	CDC LP Wake Forest, L.L.C.	Atlanta	GA
100%	CDC PT Durham, L.L.C.	Atlanta	GA
100%	CDC Arrington Place, L.L.C.	Atlanta	GA
100%	CDC CG Cary, L.L.C.	Atlanta	GA
100%	CDC Linden Square, L.L.C.	Atlanta	GA
100%	CDC Wesley Club, L.L.C.	Atlanta	GA
100%	CDC Wildwood Gardens, L.L.C.	Atlanta	GA
100%	CDC Mountain Crest, L.L.C.	Atlanta	GA

Supplemental List of SunTrust Community Development Legal Entities

December 31, 2005

100%	CDC Medical Arts, L.L.C.	Atlanta	GA
100%	CDC Dakota Park, L.L.C.	Atlanta	GA
100%	CDC Willow Trace, L.L.C.	Atlanta	GA
100%	CDC Mercury Court Apartments, L.L.C.	Atlanta	GA
100%	CDC Teller Village, L.L.C.	Atlanta	GA
100%	CDC Meadowbrook Apartments, L.L.C.	Atlanta	GA
100%	CDC La Mirada, L.L.C.	Atlanta	GA
100%	CDC Meadows of Milan, L.L.C.	Atlanta	GA
100%	CDC Sycamore Run, L.L.C.	Atlanta	GA
100%	CDC Garden Circle, L.L.C.	Atlanta	GA
100%	CDC Herrington Mill, L.L.C.	Atlanta	GA
100%	CDC Cedar Key, L.L.C.	Atlanta	GA
100%	CDC Reynolds Square, L.L.C.	Atlanta	GA
100%	CDC Kimberly III, L.L.C.	Atlanta	GA
100%	CDC Blount Crossings, L.L.C.	Atlanta	GA
100%	CDC Carver II, L.L.C.	Atlanta	GA
100%	CDC Oakley Square, L.L.C.	Atlanta	GA
100%	CDC Orchard Grove, L.L.C.	Atlanta	GA
100%	CDC Spring Grove, L.L.C.	Atlanta	GA
100%	CDC Hays Mill Court, L.L.C.	Atlanta	GA
100%	CDC Lee Hall, L.L.C.	Atlanta	GA
100%	CDC FMPH Valdosta, L.L.C.	Atlanta	GA
100%	CDC Mainstream Group V, L.L.C.	Atlanta	GA
100%	CDC Harmony Ridge, L.L.C.	Atlanta	GA
100%	CDC Country Gardens, L.L.C.	Atlanta	GA
100%	CDC Briarwood, L.L.C.	Atlanta	GA
100%	CDC Grove Park, L.L.C.	Atlanta	GA
100%	CDC May Rose Place, L.L.C.	Atlanta	GA
100%	CDC Renaissance, L.L.C.	Atlanta	GA
100%	CDC Hollybrook, L.L.C.	Atlanta	GA
100%	CDC Fern Hall, L.L.C.	Atlanta	GA
51%	CDC Magnolia Lake, L.L.C.	Atlanta	GA
100%	CDC Bridgewater Club, L.L.C.	Atlanta	GA
100%	CDC Stuart Pointe, L.L.C.	Atlanta	GA
100%	CDC Jack Allen, L.L.C.	Atlanta	GA
100%	CDC Walton Ridenour	Atlanta	GA
100%	ST GA Fund I Limited Parter, L.L.C.	Atlanta	GA
100%	ST GA Fund I, L.L.C.	Atlanta	GA
100%	ST GA Fund II Limited Parter, L.L.C.	Atlanta	GA
100%	CDC Delmonte Townhomes, L.L.C.	Atlanta	GA
100%	CDC Indigo Pointe, L.L.C.	Atlanta	GA
100%	CDC Live Oak Plantation, L.L.C.	Atlanta	GA
100%	CDC Spring Haven, L.L.C.	Atlanta	GA
100%	CDC Eagles Trace, L.L.C.	Atlanta	GA
100%	CDC Lincoln Square, L.L.C.	Atlanta	GA
100%	ST GA Fund II, L.L.C.	Atlanta	GA
100%	ST GA Fund III Limited Parter, L.L.C.	Atlanta	GA
100%	CDC Kimberly II, L.L.C.	Atlanta	GA
100%	CDC Peaks at West Atlanta, L.L.C.	Atlanta	GA
100%	CDC Carver III, L.L.C.	Atlanta	GA
100%	CDC Park Place South, L.L.C.	Atlanta	GA
100%	CDC Crogman School, L.L.C.	Atlanta	GA
100%	ST GA Fund III, L.L.C.	Atlanta	GA
100%	ST NC Fund I Limited Partner, L.L.C.	Atlanta	GA

Supplemental List of SunTrust Community Development Legal Entities

December 31, 2005

100%	CDC Stewart Stream, L.L.C.	Atlanta	GA
100%	CDC Caitlin Station, L.L.C.	Atlanta	GA
100%	CDC Chatham Woods, L.L.C.	Atlanta	GA
100%	CDC Courtyard Commons, L.L.C.	Atlanta	GA
100%	ST NC Fund I, L.L.C.	Atlanta	GA